UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2008

Collexis Holdings, Inc. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)

001-33495 (Commission File Number)	20-0987069 (IRS Employer Identification No.)

1201 Main Street, Suite 980, Columbia, SC (Address of principal executive offices)	29201 (Zip Code)

(803) 727-1113 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 18, 2008, Collexis Holdings, Inc., the registrant, and VersusLaw, Inc. entered into a Licensing and Publishing Agreement, under which Collexis acquired a non-exclusive, transferable license to use VersusLaw’s legal-related collection of judicial opinions. In exchange for the rights granted to Collexis under the agreement, Collexis paid to VersusLaw a licensing fee of $1,385,000, which was composed of: $100,000 in cash; a secured promissory note for $650,000, as further described below in Item 2.03; and 846,666 shares of Collexis’ common stock with an agreed value of $0.75 per share, or $635,000, as further described in Item 3.02 below.

The agreement gives Collexis the non-exclusive right to advertise and distribute copies of the data to end users, and to permit customers of Collexis to download, print, and electronically copy the data. The term of the license granted to Collexis is perpetual, without payment of any additional licensing fees.

The agreement is attached to this Current Report on Form 8-K as Exhibit 10.1. The disclosure provided in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    On January 18, 2008, in connection with the transaction described above in Item 1.01, Collexis executed and delivered to VersusLaw a $650,000 secured promissory note. The principal of the note is due on February 18, 2008. If the note is not paid by that date, the outstanding principal will begin to accrue interest at a default rate of 18% per annum. The note is secured by Collexis’ accounts receivables.

    The note is attached to this Current Report on Form 8-K as Exhibit 10.2.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. In connection with the transaction described in Item 1.01 and Item 2.03, Collexis issued to VersusLaw 846,666 shares of Collexis’ common stock, with an agreed value of $0.75 per share, or $635,000. Collexis sold the shares to VersusLaw under an exemption from registration contained in Section 4(2) of the Securities Act of 1933. VersusLaw is an accredited investor, and there was no general solicitation. The share certificates evidencing the shares will be affixed with a legend to indicate that the shares were sold in a private offering and their transfer is restricted.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

10.1	Licensing and Publishing Agreement by and between Collexis Holdings, Inc. and VersusLaw, Inc.

10.2	Secured Promissory Note by Collexis Holdings, Inc. as maker to VersusLaw, Inc. as payee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLEXIS HOLDINGS, INC.

Dated: January 25, 2008	By:	/s/ William D. Kirkland
William D. Kirkland
Chief Executive Officer Chief Financial Officer